ABERDEEN FUNDS

Aberdeen Focused U.S. Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Aberdeen China A Share Equity Fund

Aberdeen International Equity Fund

Aberdeen Global Equity Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Aberdeen Diversified Alternatives Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Global Absolute Return Strategies Fund

Aberdeen International Small Cap Fund

Aberdeen Intermediate Municipal Income Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Global Infrastructure Fund

Aberdeen Short Duration High Yield Municipal Fund

Aberdeen International Real Estate Equity Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Ultra Short Municipal Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 18, 2020 to the Funds’ Prospectus dated February 28, 2020, as supplemented to date (the “Prospectus”)

Effective immediately, the following is added to the end of the “Broker-Defined Sales Charge Waiver Policies” section starting on page 255 of the Funds’ Prospectus:

Oppenheimer & Co. Inc. (“OPCO”):

Effective June 18, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•                  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                  Shares purchased by or through a 529 Plan

•                  Shares purchased through an OPCO affiliated investment advisory program

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•                  Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•                  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•                  Employees and registered representatives of OPCO or its affiliates and their family members

•                  Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•                  Death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•                  Return of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 (70½ if you reach 70 ½ before January 1, 2020) as described in th prospectus

•                  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•                  Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•                  Breakpoints as described in this prospectus.

•                  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Baird:

Effective June 18, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•                  Share purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

•                  Shares purchased from the proceeds of redemptions from another Aberdeen Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•                  A shareholder in the Funds’ Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•                  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•                  Shares sold due to death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•                  Shares bought due to returns of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

•                  Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•                  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•                  Breakpoints as described in this prospectus

•                  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aberdeen Funds assets held by accounts within the purchaser’s household at Baird.  Eligible Aberdeen Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•                  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aberdeen Funds through Baird, over a 13-month period of time

Please retain this Supplement for future reference.